UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): June 11, 2004.


                       U.S. CANADIAN MINERALS, INC.
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             (Exact name of registrant as specified in its charter)


        Nevada			        0-25523		     33-0843633
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(State or other jurisdiction          (Commission      (IRS Employer
      of incorporation)               File Number)  Identification No.)

4955 S. Durango #216, Las Vegas, NV 			     89113
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (702) 433-8223


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 11, 2004 the Board of Directors of U.S. Canadian Minerals, Inc. (the "Registrant") dismissed Beckstead and Watts, LLP as its independent public accountants. The Registrant's Board of Directors participated in and approved the decision to dismiss Beckstead and Watts, LLP.

    Beckstead and Watts, LLP had been Registrant's certifying accountant for the prior year. During the past year, Beckstead and Watts, LLPs report on Registrants financial statements contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles, except for a fourth explanatory paragraph regarding Registrant's "ability to continue as a going concern." Registrant had no disagreements with Beckstead and Watts, LLP during the past year and any subsequent interim period preceding the date of dismissal on June 11, 2004 on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Beckstead and Watts, LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     Registrant has made the contents of this Form 8-K filing available to Beckstead and Watts, LLP and requested him to furnish a letter to the Securities and Exchange Commission as to whether Beckstead and Watts, LLP agrees or disagrees with, or wishes to clarify Registrant's expression of their views. A copy of Beckstead and Watts, LLP's letter to the SEC is included as an exhibit to this filing.

     ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired. Not applicable.

     (b)  Pro-Forma Financial Information. Not applicable.

     (c)  Exhibits.

          (16)  Letter of Beckstead and Watts, LLP to the SEC.


                                       2


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto authorized.

                                  U.S. CANADIAN MINERALS, INC.



Date: June 11, 2004                 By:
                                      ---------------------------------
                                      Rendal Williams
                                      (Chief Executive Officer)



                                                            EXHIBIT 16.

Beckstead and Watts, LLP
Certified Public Accountants
					3340 Wynn Road, Suite B
					Las Vegas, NV 89102
					702-257-1984  tel
					702-362-0540  Fax


June 14, 2003

Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

	The firm of Beckstead and Watts, LLP was previously principal accountant for U.S. Canadian Minerals, Inc. (the Company) and reported on the financial statements of the Company for the year ended December 31, 2003. Effective June 11, 2004, we were terminated by the Company as principal accountants. We have read the Company s statements included under Item 4 of its Form 8-K dated June 11, 2004 and we agree with such statements.

Very truly yours,

/s/ Beckstead and Watts, LLP

Beckstead and Watts, LLP